ASSIGNMENT AND AMENDMENT AGREEMENT

      This Assignment and Amendment Agreement (the "Agreement") is made and entered into as of January 26, 2005 by and among STONE STREET ASSET MANAGEMENT, LLC, a Nevada limited liability corporation (the "Assignor"), CORNELL CAPITAL PARTNERS, L.P. (the "Assignee"), and LEHIGH ACQUISITION CORPORATION (the "Company").

      NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the parties do hereby agree to as follows:

      1. SECURED PROMISSORY NOTE. Assignor is the legal and beneficial owner of that certain Secured Promissory Note (the "Note") dated December 22, 2003 in the principal amount of One Million Four Hundred Thousand Dollar ($1,400,000) given by (the "Company") to the Assignor. The Assignor hereby absolutely, irrevocably and unconditionally sells, assigns, conveys, contributes and transfers to Assignee the right to collect the entire principal amount, plus accrued but unpaid interest, under the Note, which Note shall continue to be secured by that certain mortgage made on April 22, 2004 between the Company and the Assignor (the "Mortgage"). This assignment is made free and clear of any and all claims, liens, demands, restrictions or encumbrances of any kind whatsoever. Concurrently with the assignment of the Note, the Assignor shall assign the Mortgage to the Assignee. Upon such assignment, the Assignee shall have all of the rights and powers that the Assignor had under the Mortgage.

      2. AMENDMENT OF SECURED PROMISSORY NOTE. The Company, the Assignor, and the Assignee agree to defer the begining of the monthly payments due pursuant to
Section 1 of the Note for the period of one year, from January 1, 2005 to January 1, 2006.

      3. REPRESENTATIONS AND WARRANTIES. The Assignor hereby represents and warrants to and covenants with the Assignee that the Assignor has full right and authority to enter into and perform their obligations under this Agreement.

      4. ADDITIONAL DOCUMENTS. The Assignor agrees to execute any and all other documents which are, in the opinion of the Assignee or its counsel, necessary to carry out the terms and conditions of this Agreement.

      5. EFFECTIVE DATE AND COUNTERPART SIGNATURE. This Agreement shall be effective as of the date first written above. This Agreement, and acceptance of same, may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Confirmation of execution by telex or by telecopy or telefax of a facsimile signature page shall be binding upon that party so confirming.

      IN WITNESS WHEREOF, The parties have caused this Assignment and Amendment Agreement to be executed on the day and year first above written.

                                     STONE STREET ASSET MANAGEMENT, LLC

                                     By:
                                     Its:


                                     By:
                                         --------------------------------
                                     Name:
                                     Title:

                                     THE ASSIGNEE
                                     CORNELL CAPITAL PARTNERS, L.P.

                                     By:  Yorkville Advisors, LLC
                                     Its: General Partner


                                     By: /s/ Mark Angelo
                                         --------------------------------
                                     Name:  Mark Angelo
                                     Its: Managing Director

                                     LEHIGH ACQUISITION CORPORATION


                                     By: /s/ George Kanakis
                                         --------------------------------
                                     Name:    George Kanakis
                                     Title:   President

                                     Acknowledged By:

                                     NUWAVE TECHNOLOGIES, INC.


                                     By: /s/ George Kanakis
                                         --------------------------------
                                     Name:    George Kanakis
                                     Title:   President